U.S. Bancorp 1Q22 Earnings Conference Call April 14, 2022 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties, including the following risks and uncertainties and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of Exhibit 13 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, which could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; the effects of climate change; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; the impacts of international hostilities or geopolitical events; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp’s proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized; the risk that U.S. Bancorp’s business could be disrupted as a result of the announcement and pendency of the proposed acquisition and diversion of management’s attention from ongoing business operations and opportunities; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated; delays in closing the proposed acquisition; and the failure of required governmental approvals to be obtained or any other closing conditions in the definitive purchase agreement to be satisfied. For discussion of these and other risks that may cause actual results to differ from those described in forward-looking statements, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, on file with the Securities and Exchange Commission, including the sections entitled “Corporate Risk Profile” and “Risk Factors” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q22 Highlights 1Taxable-equivalent basis; see slide 26 for calculation 2 Common equity tier 1 capital to risk-weighted assets, reflecting the full implementation of the current expected credit losses methodology was 9.5% as of 3/31/22. 3 Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased

Performance Ratios Efficiency Ratio1 & Net Interest Margin2 Return on Average Common Equity Return on Tangible Common Equity1 Return on Average Assets 1 Non-GAAP; see slides 26 and 27 for calculations 2 Net interest margin on a taxable-equivalent basis

Digital Engagement Trends Three months ended 1 Represents core Consumer Banking customers active in at least one channel in the previous 90 days 2 Interactive Voice Response Total Digital includes both online and mobile platforms 2/28/22

With 1.1 million business1 banking relationships, there is a significant opportunity for us to deepen current relationships and acquire new customers. talech is a great example of how we are capitalizing on this opportunity. Banking and Payments2 Relationships Business Banking only Business Banking & Payments Payments only Business Banking & Payments 1 Defined as businesses with under $25M in revenue 2 Payments includes Merchant Acquiring and card relationships within Retail Payment Solutions 3 Data as of 2/28/22 Business Banking and Payments Trends New talech Customers talech helps small businesses tackle accounts receivable and operational tasks >5x ~1.5x FY20

Average Loans +3.4% linked quarter +6.5% year-over-year On a linked quarter basis, average total loans were higher primarily due to higher commercial loans, higher residential mortgages, and higher other retail loans. On a year-over-year basis, average total loans were higher primarily due to growth in commercial loans, residential mortgages, and other retail loans. The increase in other retail loans was driven by strong auto and recreational vehicle lending during 2021. $ in billions

Average Deposits +1.0% linked quarter +6.5% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits decreased on a linked quarter basis and increased on a year-over-year basis. On a linked quarter basis, the decrease was driven by seasonal decreases across all business lines, while the year-over-year increase was primarily driven by Corporate and Commercial Banking and Wealth Management and Investment Services. Average time deposits, which are managed based on funding needs, relative pricing and liquidity characteristics, were higher on a linked quarter basis and lower on a year-over-year basis. $ in billions

Credit Quality NCO Ratio +4 bps QoQ -10 bps YoY NPAs -7.6% QoQ -32.5% YoY $ in millions, except allowance for credit losses in billions Allowance for Credit Losses by Loan Class, 1Q22   Amount ($B) Loans and Leases Outstanding (%) Commercial $1.8 1.6% Commercial Real Estate 1.1 2.7% Residential Mortgage 0.6 0.8% Credit Card 1.6 7.4% Other Retail 1.0 1.5% Total $6.1 1.9%

Earnings Summary

Net Interest Income +1.6% linked quarter +3.6% year-over-year 1 Includes PPP interest income and PPP loan fees $ in millions Net interest income on a taxable-equivalent basis; see slide 26 for calculation Including PPP Excluding PPP +2.4% linked quarter +5.9% year-over-year $3,089 $3,150 $3,200 Linked Quarter Net interest income increased, primarily due to higher loan and investment portfolio balances as well as higher yields in the investment portfolio, partially offset by lower loan fees. The net interest margin increased, reflecting the changing yield curve and lower cash balances, partially offset by the impact of loan mix. Year-over-Year Net interest income increased, primarily due to higher loan and investment securities balances and favorable deposit and funding mix, partially offset by lower loan yields and mix as well as lower loan fees. The net interest margin decreased, primarily due to the mix of loans and lower loan spreads, partially offset by funding and yield curve favorability. PPP Impact 1

Noninterest Income -5.4% linked quarter +0.6% year-over-year Linked Quarter Mortgage banking revenue decreased, driven by lower application volume and related gain on sale margins as well as lower performing loan sales, partially offset by the favorable net impact of the change in fair value of mortgage servicing rights, net of hedging activities. Payment services revenue decreased, as credit card revenue decreased due to lower sales volume and rate as well as lower prepaid card fees. Deposit service charges decreased, primarily due to seasonally lower volumes and the impact of the elimination of certain consumer NSF fees in the first quarter of 2022 net of higher customer activity. Year-over-Year Payment services revenue increased, due to growth in corporate payment products revenue driven by higher sales volume and growth in merchant processing services revenue driven by higher sales volume as well as higher merchant fees. Trust and Investment Management fees increased, driven by business growth, favorable market conditions and activity related to the 2021 acquisition of PFM Asset Management LLC, partially offset by higher fee waivers. Mortgage banking revenue decreased, driven by lower application volume, given declining refinancing activity, and related gain on sale margins, partially offset by the favorable net impact of the change in fair value of mortgage servicing rights, net of hedging activities, as well as higher performing loan sales. $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges and treasury management All other = commercial products, investment products fees, securities gains (losses) and other

Payment Services

Payments Revenue Breakdown

Payment Fees as a % of Net Revenue (1Q22)


6.5%
6.0%
84.7%
2.8%
Merchant Processing
Corporate Payments
Credit and Debit Card[1]
All Other Revenue

- Total payments revenue, which includes net interest income and fee revenue, accounted for 26% of 1Q22 net revenue
- Total payment fee revenue grew 10% year-over-year on the back of the cyclical recovery leading to increased sales volumes, and secular growth materializing as our investments pay-off

Seasonal Considerations

Historical Linked Quarter Seasonal Trends for Payment Fees Revenue[2]

Segment	1Q	2Q	3Q	4Q
Credit and Debit Card[1]	↓	↑	Stable	↑
Corporate Payments	Stable	↑	↑	↓
Merchant Processing	↓	↑	↑	↓

- 1Q payments fee revenue is typically seasonally down on a linked quarter basis reflecting lower post-holiday sales activity
- Payments fee revenue growth, on a linked quarter basis, is typically seasonally strongest in 2Q

COVID-19 Impacted Industries Continue to Recover

Volume Growth vs. 2019 Comparable Period[3]


0%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Airline - Merchant Processing
Travel & Entertainment - Corporate Payments
Travel[4] - Credit and Debit Card

- In 1Q22, total sales volumes in each of our three payments businesses exceeded 1Q19 levels despite the lagging travel recovery

[1] Includes prepaid card
[2] Linked quarter change based on trends from 2015 – 2019
[3] Monthly data ranging from January 2020 – March 2022
[4] Travel includes airlines, auto rental, hotel, other transportation, and travel agencies

U.S. BANCORP | 13

Payment Services Fee Revenue Growth In 1Q22, prepaid card related fee revenue was 12% of total credit and debit card fee revenue (compared to 11% in FY 19). 1 Includes prepaid card

Noninterest Expense -0.9% linked quarter +3.6% year-over-year Linked Quarter Professional services expense decreased, primarily due to the timing of certain initiatives in the fourth quarter of 2021. Marketing and business development expense decreased due to the timing of marketing campaigns. Employee benefits expense increased, driven by seasonally higher payroll taxes. Year-over-Year Compensation expense increased, primarily due to merit and hiring to support business growth, partially offset by lower performance-based incentives. Professional services expense increased, primarily due to an increase in business investment and related initiatives. Marketing and business development expense increased, due to the timing of marketing campaigns as well as increased travel and entertainment. $ in millions PPS = postage, printing and supplies

Capital Position 1Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology 2 Non-GAAP; see slide 28 for calculations

Union Bank Acquisition Update

Strategic and Financial Thesis Intact and Compelling

Progress

- Working on integration activities including technology and business line operations
- Participated in numerous stakeholder town-hall meetings
- Continuing to work with regulators in the normal course of action
- Strategic and financial thesis intact and remains compelling
- Participated in a joint public meeting with the Fed and OCC

What's Next

- Targeting transaction closing in 1H22, subject to regulatory approval
- Finalizing integration and conversion plans across all business and corporate functions
- Conversion anticipated in 2H22
- Execute conversion and integration plan

Financial Impact[1]

Disclosed with deal announcement:

EPS Accretion[2]
Synergies realized 75% / 100%
~6% / ~8%

Cost Synergies
~$900MM / ~40%

TBVPS Impact[3]
Dilution ~1%

Internal Rate of Return
~20%

Capitalized Value of Net Cost Synergies[4]
$7.1 B

[1] Metrics do not include revenue synergies.
[2] 2023E GAAP EPS accretion with synergies illustratively realized 75% and 100% in 2023.
[3] Tangible book value per share dilution at close inclusive of one-time restructuring charges and non-purchase credit deteriorated CECL provision.
[4] Pre tax cost synergies of $900MM ($666MM after tax), multiplied by 12x P/E multiple, net of restructuring charges of $1.2B pre-tax ($888MM after tax). Assumes 26% tax rate.

U.S. BANCORP | 17

Appendix

Average Loans Linked Quarter Average total loans increased by $10.2 billion, or 3.4% Average commercial loans increased by $8.3 billion, or 8.0% Average residential mortgage loans increased by $1.6 billion, or 2.1% Average other retail loans increased by $0.6 billion, or 1.0% Year-over-Year Average total loans increased by $19.0 billion, or 6.5% Average commercial loans increased by $10.7 billion, or 10.5% Average other retail loans increased $5.0 billion, or 8.8% Average residential mortgage loans increased by $2.2 billion, or 3.0% Key Points Year-over-Year Growth (1.2%) (7.5%) (4.6%) 0.1% 6.5% Commercial CRE Res Mtg Other Retail Credit Card Average Loans ($bn)

Year-over-Year Growth 17.5% 6.4% 6.4% 6.5% 6.5% Time Money Market Checking and Savings Noninterest-bearing Average Deposits Key Points Average Deposits ($bn) Linked Quarter Average total deposits increased by $4.4 billion, or 1.0% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $2.5 billion, or 0.6% Year-over-Year Average total deposits increased by $27.8 billion, or 6.5% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $30.2 billion, or 7.6% $454.2

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q21 4Q21 1Q22 Average Loans$102,091 $104,508 $112,822 30-89 Delinquencies0.19% 0.47% 0.20% 90+ Delinquencies0.06% 0.04% 0.06% Nonperforming Loans0.33% 0.16% 0.15% Linked Quarter Growth, including PPP (4.1%) 0.9% (1.1%) 2.6% 8.0% Average loans increased 8% on a linked quarter basis and excluding the runoff of the Paycheck Protection Program (PPP) loans, average loan growth was 8.8%. Average PPP loans represented 0.9% of total average commercial loans in 1Q22 compared to 6% in 1Q21  Net charge-offs ratio remained low at 0.12%, while 30-89 day delinquencies decreased during the quarter $102,091 $102,974 $101,832 $104,508 $112,822 Linked Quarter Growth, excluding PPP (3.7%) 0.7% 1.7% 4.6% 8.8%

$mm1Q21 4Q21 1Q22 Average Loans$38,786 $38,851 $39,084 30-89 Delinquencies0.31% 0.20%0.22% 90+ Delinquencies0.01%0.03%- % Nonperforming Loans0.93% 0.73% 0.55% Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points Linked Quarter Growth (3.3%) (0.6%) 0.9% (0.2%) 0.6% Average loans increased by 0.6% on a linked quarter basis  Net recoveries during the quarter and performance continued to reflect the sustained general economic recovery

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q214Q211Q22 Average Loans$75,201 $75,858 $77,449 30-89 Delinquencies0.28%0.15%0.13% 90+ Delinquencies0.19% 0.24% 0.18% Nonperforming Loans0.34%0.30%0.27% Linked Quarter Growth (2.1%) (2.5%) 1.0% 2.4% 2.1% Originations continued to be high credit quality (weighted average FICO of 768, weighted average LTV of 66%) Net recovery performance continued to reflect overall portfolio credit quality and strength in housing values

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q214Q211Q22 Average Loans$21,144 $22,399$21,842 30-89 Delinquencies0.90% 0.86%0.88% 90+ Delinquencies0.95%0.73%0.74% Nonperforming Loans- %- %- % Linked Quarter Growth (3.6%) (0.1%) 3.7% 2.3% (2.5%) Linked quarter average loans impacted by movement of a small portfolio moved to held for sale at 12/31/21 Net charge-off ratio remained low during the quarter driven by sustained borrower liquidity

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth Key Statistics Key Statistics $mm1Q214Q211Q22 Average Loans$56,767 $61,139$61,769 30-89 Delinquencies0.39%0.44%0.38% 90+ Delinquencies0.12%0.11%0.11% Nonperforming Loans0.30%0.24%0.26% Continued relative low net charge-offs were supported by strong portfolio credit quality and collateral values in housing and used autos Stable credit performance on a linked quarter basis included low net charge-offs, delinquencies, and nonperforming loan levels (0.5%) 2.7% 2.9% 1.9% 1.0%

Non-GAAP Financial Measures (1) – see slide 29 for corresponding notes

Non-GAAP Financial Measures (1) – see slide 29 for corresponding notes

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1), (2), (3) – see slide 29 for corresponding notes

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Includes the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology net of deferred taxes. Includes the impact of the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

U.S. Bancorp 1Q22 Earnings Conference Call April 14, 2022